SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): OCTOBER 22, 2013

CINDISUE MINING CORP.

(Exact name of Company as specified in its charter)

Nevada	000-54390	27-1662466
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
11255 Tierrasanta Blvd., Unit 78 San Diego, CA 92124
(Address of principal executive offices)
Phone: (855) 513 4440
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.

On October 22, 2013 Cindisue Mining Corp. (the “Registrant”) closed a private placement of 200,000 common shares at $0.05 per share for a total offering price of $10,000. The common shares were offered by the Company pursuant to an exemption from registration under Regulation S of the Securities Act of 1933, as amended. The private placement was fully subscribed to by one non-U.S. person.

For all the terms and provisions of the private placement, reference is hereby made to such document annexed hereto as Exhibits 10.1. All statements made herein concerning the foregoing are qualified in their entirety by reference to said exhibit.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Private Placement and sale of the Shares is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.

Description

10.1

Form of Private Placement Subscription Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINDISUE MINING CORP.

Date: October 22, 2013

By: /s/ Daniel Martinez

Daniel Martinez

President & CEO